UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 24, 2013, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) issued a press release (the “Press Release”) discussing financial results for the quarter ended September 30, 2013, and reaffirming earnings guidance for 2013 in the range of $2.45 to $2.60 per diluted share. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
As previously announced and as stated in the Press Release, the Company will host an investor conference call on October 24, 2013, at 4:00 p.m. Eastern Time to review its financial results. During the conference call, Robert C. Rowe, president and chief executive officer of the Company, and Brian Bird, vice president and chief financial officer, will make a slide presentation concerning the Company's financial results.
The conference call will be webcast live on the Internet at http://www.northwesternenergy.com under the "Our Company / Investor Relations / Presentations and Webcasts" heading or by visiting http://www.videonewswire.com/event.asp?id=96365. To listen and view the slideshow presentation, please go to the site at least 10 minutes in advance of the call to register. An archived webcast will be available shortly after the call. A telephonic replay of the call will be available beginning at 6:00 p.m. Eastern Time on October 24, 2013 through November 24, 2013, at (888) 203-1112 access code 8605196.
A copy of the slide presentation is being furnished pursuant to Regulation FD as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the slide presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the slide presentation shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated October 24, 2013
99.2*	Presentation, dated October 24, 2013

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: October 24, 2013

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated October 24, 2013
99.2*	Presentation, dated October 24, 2013

* filed herewith